The information herein will be superseded in its entirety by the final
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MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

               Preliminary Structural and Collateral Term Sheet
------------------------------------------------------------------------------
[LOGO          $413,000,000 (approximate) of Senior Certificates
OMITTED]              J.P. Morgan Mortgage Trust 2004-A1
              Mortgage Pass-Through Certificates, Series 2004-A1


                                                                                                                  1/16/04
-------------------------------------------  -----------------------------------------------------------------------------------
Features of the Transaction                  Preliminary Mortgage Pool (s) Data (approximate)
-------------------------------------------  -----------------------------------------------------------------------------------

                                                                         Pool 1     Pool 2      Pool 3       Pool 4     Pool 5
                                              Collateral Type            10 Yr      7 Yr        10 Yr        7 Yr       5 Yr
                                                                         Hybrid     Hybrid      Hybrid       Hybrid     Hybrid
- Offering consists of approximately $413mm                              ARMS       ARMS        ARMS         ARMS       ARMS
of Senior Certificates.
expected to be rated AAA by 2 of the 3; S&P,  Outstanding Principal      87,747,212 46,182,614  19,954,763   92,767,323 179,427,739
Moody's, Fitch.                                 Balance
- The Amount of Senior Certificates is        Number of Mortgage Loans   171        108         43           180        380
approximate and may vary.                     Average Principal Balance  513,142    427,617     464,064      515,374    472,178
- Multiple groups of Mortgage Loans will      Weighted Average Annual
collateralize the transaction                   Mortgage Rate              5.26%      4.94%       5.47%        5.05%      5.03%
- There are approximately [x] groups of       Weighted Average Maturity  358        358         358          359        358
Senior Certificates, which may vary.          Weighted Average Seasoning 2          2           2            1          2
- The Credit Support for each group of
Senior Certificates is                        Weighted Average Months    118        82          118          83         58
Cross-Collateralized, with respect to losses.   to Roll

                                              ARM Index                  6 Mo Libor 1 Yr CMT    1 Yr CMT     6 Mo Libor 1 Yr Libor
                                              Weighted Average Gross     2.00%      2.75%       2.75%        2.00%      2.25%
                                                Margin
                                              Weighted Average First Cap 5.0%       5.0%        5.0%         5.0%       5.0%
                                              Weighted Average On-Going  1.0%       2.0%        2.0%         1.0%       2.0%
                                                Cap
                                              Weighted Average Lifetime  5.0%       5.0%        5.0%         5.0%       5.0%
                                                Cap

-------------------------------------------
                 Key Terms                    Weighted Average           63%        69%         64%          67%        72%
-------------------------------------------     Loan-to-Value
                                              Weighted Average FICO      729        730         741          736        724
                                                Score
Issuer :         J.P.Morgan Mortgage Trust    Geographic Distribution    Cal : 22%  Cal : 16%   Cal : 40%    NY: 20%    Cal : 54%
Underwriter :    J.P. Morgan Securities Inc   Geographic Distribution    NY : 20%   NJ : 13%    NY : 21%     Cal : 15%  VA : 8%
                 I.
Depositor :      J.P. Morgan Acceptance Corp. Percent Owner Occupied     92%        97%         98%          90%        97%
Master Servicer: Wells Fargo                  Percent Single Family /    85%        94%         82%          84%        94%
                                                PUD
Trustee:         Wachovia Bank                Interest Only              Yes        No          No           Yes        No
Type of Issuance:Public                       Primary Mortgage Pool      Cendant    Cendant     Cendant      Cendant    Chase
                                                Originator
Servicer         Yes, Subject to              Primary Mortgage Pool      Cendant    Cendant     Cendant      Cendant    Chase
Advancing:       Recoverability.                Servicer
Compensating     Paid, But Capped.
Interest:
Clean-Up Call /
  Optional      5% clean-up call
  Termination:  (aggregate portfolio)
                                             -----------------------------------------------------------------------------------
Legal Investment:The Senior Certificates are                             Preliminary  Structure  (s) Options
                 Expected to be              -----------------------------------------------------------------------------------
                 SMEEA Eligible at
                 Settlement.                                           ---------------------------------------------------------
ERISA Eligible:  The Senior Certificates are                             Pool 1     Pool 2      Pool 3       Pool 4     Pool 5
                 Expected to be                                        ---------------------------------------------------------
                 ERISA eligible subject to    Pass Throughs
                 limitations set
                 forth in the final           Sequentials
                 prospectus supplement.
Tax Treatment:   REMIC                        Other
Structure:       Senior/Subordinate w/
                 Shifting Interest.
                 and Subordinate Certificate
                 Prepayment Lockout
Expected AAA     2.85% +/- .50%
Subordination:
Rating Agencies: At least 2 of 3; Moody's,
                 S&P, Fitch
Registration:    Senior Certificates - DTC

-------------------------------------------
          Time Table (approximate)
-------------------------------------------

Expected                2/26/04
Settlement
Cut-Off Date            2/1/04
First                   3/25/04              JPMSI Mortgage Trading                         Greg Boester          212.834.2499
Distribution Date                            Desk
Distribution Date       25th or Next Business Day                                           Tom Scudese           212.834.2499

--------------------------------------------------------------------------------------------------------------------------------


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